Investment Manager
Legg Mason Fund Adviser, Inc.
Baltimore, MD

Investment Adviser
Brandywine Asset Management, Inc.
Wilmington, DE

Board of Directors
John F. Curley, Jr., Chairman
Edward A. Taber, III, President
Nelson A. Diaz
Richard G. Gilmore
Arnold L. Lehman
Dr. Jill E. McGovern
G. Peter O'Brien
T. A. Rodgers

Transfer and Shareholder Servicing Agent
Boston Financial Data Services
Boston, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Counsel
Kirkpatrick & Lockhart LLP
Washington, D.C.

Independent Accountants
PricewaterhouseCoopers LLP
Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

               LEGG MASON WOOD WALKER, INCORPORATED

      -------------------------------------------------------

                         100 Light Street
              P.O. Box 1476, Baltimore, MD 21203-1476
                         410 - 539 - 0000

LMF-233
6/01

===============================================================================
                                 SEMI-ANNUAL REPORT
                                   APRIL 30, 2001

                                     LEGG MASON
                                       CLASSIC
                                      VALUATION
                                        FUND

                                    PRIMARY CLASS

                                  [LEGG MASON LOGO]
===============================================================================

To Our Shareholders,

  We are pleased to provide you with Legg Mason Classic Valuation Fund's semi-annual report covering the six months ended April 30, 2001.

  As this letter is written, the Fund's assets are approaching $51 million. Brandywine Asset Management, Inc. is responsible for the day-to-day management of the Fund. The Fund seeks long-term growth of capital by investing in undervalued or out-of-favor companies that Brandywine believes are likely to return to better valuations.

  On the following pages, the portfolio managers for the Fund review the portfolio's structure and investment philosophy, and comment on the outlook for the Fund. As always, historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, which encourages continued purchases during market downswings when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                             Sincerely,

                                             /S/ EDWARD A. TABER, III

                                             Edward A. Taber, III
                                             President

May 24, 2001

Portfolio Managers' Comments
Legg Mason Classic Valuation Fund

     For the Legg Mason Classic Valuation Fund, the last six months have been a continuation of favorable market conditions for value investors. As was true for the last three quarters of 2000, so has been the case in 2001 -- the further you were from large-cap, high-P/E, "momentum" stocks, the better your performance. Taken altogether, the last four quarters have witnessed the inevitable reversal of the extreme excesses of the past mania. While certainly most of the excesses in the dot.com and fiber optic part of the market have had some valuation adjustment, there are still many very large-cap stocks which are selling at multiples not justified by current growth measures. We believe that in order to correct our historically high U.S. consumer and corporate debt levels, our very low savings rate, our over-investment in some areas of the economy, and our huge trade deficit, we will have to undergo a protracted period of below trend-line growth. Moreover, our guess is that the risks to that growth assumption are on the downside, particularly if we get into a currency devaluation war.

     As evidence of why we do not believe all of the excesses have been wrung out of the market, we point to the era of the "Nifty Fifty." After the initial washout of 1973-74, it took nearly fifteen years for "Nifty Fifty" stocks to recover. While some of those stocks were never heard from again, several did, in fact, grow and eventually overcome their high valuation handicaps. In the meantime, the value part of the market did quite well during the following fifteen-year period. As you know, the "market" is still valued at a P/E well above normal. If below trend-line growth does take place, stocks priced at a discount to low growth expectations should outperform.

     The Fund's strong results have continued since the end of October 2000, with another 1,000 or so basis points(1) tacked on versus the Russell 1000 Value, and 2,000 or so basis points versus the S&P 500. For the six months ended April 30, 2001, the Fund returned +9.67%, versus -0.14% for the Russell 1000 Value and -12.07% for the S&P 500.

     The Fund has continued to find attractive companies in three key sectors: technology, energy, and finance. Relative to the S&P 500, we have remained overweight in energy and, relative to the Russell 1000 Value, we have remained overweight in both technology and energy. At the same time, the Fund has managed to outperform the benchmarks quite handily in both sectors. The overweighting in the energy sector has helped to diversify portfolio risk while investing in a sector with improving fundamentals. First, energy stocks have historically held up well in choppy markets and are a good offset to volatility in financials and technology. Second, as we have said in the past, energy, like defense, is a classic example of an industry where there has been an extended period of underinvestment. To correct the past, we believe there has to be an extended period of higher prices, attracting capital and eventually relieving this condition. For twenty years, investors have only seen brief periods of good performance in energy and the probability of a multi-year up cycle is not discounted in the market's consensus thinking.

     Technology has also evolved into a sector of low expectations. Many stocks which have very recently had a growth label affixed to them have come into our value universe, and we have begun to buy a few of them. As a result, the Fund's technology weighting is considerably higher than that

---------------
(1) 100 basis points = 1%.

of six months ago. The Fund ended the period with approximately 20% invested in this sector, including Applera, Agere, Agilent Technologies, Corning, 3Com, Dell, and Motorola.

     In finance, we have remained underweight relative to the Russell 1000 Value for quite some time now and this has contributed to the Fund's performance. While certain companies have done well, the overall sector has suffered as investors realized gains earned through a strong 2000. However, the Fund has managed to achieve positive performance in this area by investing in extremely strong yet undervalued companies, such as J.P. Morgan Chase, Bank of America Corporation, and Washington Mutual.

     Overall, the Fund's top five performers were: Service Corporation International, Electronics for Imaging, Inc., Symantec Corporation, Tosco Corporation, and Kinder Morgan, Inc.

     While value has experienced a huge turnaround during the last twelve months, we believe there is still quite a bit of room for continued outperformance. Our segment of the market had been disdained almost universally for so long, the duration and magnitude of a strong value cycle should prove substantial.

                                                  Brandywine Asset Management,
                                                  Inc.

May 25, 2001
DJIA 11005.4

Performance Information
Legg Mason Classic Valuation Fund

Total Returns for One Year and Life of Class as of April 30, 2001

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  The Classic Valuation Fund has two classes of shares: Primary Class and Institutional Class. The Institutional Class of the Fund has not commenced operations.

  The Fund's total returns as of April 30, 2001, are as follows:

Average Annual Total Return:
  Primary Class:
     One Year                                          +27.24%
     Life of Class (Inception November 8, 1999)        +17.67
Cumulative Total Return:
  Primary Class:
     One Year                                          +27.24%
     Life of Class (Inception November 8, 1999)        +27.11

Legg Mason Classic Valuation Fund

SELECTED PORTFOLIO PERFORMANCE (A)

 Strong performers for the six months ended April 30, 2001(B)
--------------------------------------------------------------
   1.     Service Corporation International         +102.0%
   2.     Electronics for Imaging, Inc.              +79.4%
   3.     Symantec Corporation                       +65.9%
   4.     Tosco Corporation                          +60.9%
   5.     Kinder Morgan, Inc.                        +52.2%
   6.     Sabre Holdings Corporation                 +49.1%
   7.     Quintiles Transnational Corporation        +47.4%
   8.     Alcoa Inc.                                 +44.3%
   9.     Sappi Limited - Sponsored ADR              +33.6%
  10.     Federated Department Stores, Inc.          +32.0%

Weak performers for the six months ended April 30, 2001(B)
--------------------------------------------------------------
   1.     ECI Telecom Limited                        -71.1%
   2.     3Com Corporation                           -63.3%
   3.     WorldCom, Inc.                             -23.2%
   4.     Koninklijke (Royal) Philips
            Electronics N.V.                         -22.9%
   5.     Nationwide Financial Services, Inc.        -15.8%
   6.     Raytheon Company - Class B                 -13.6%
   7.     U.S. Bancorp                               -12.4%
   8.     RenaissanceRe Holdings Ltd.                -11.9%
   9.     FedEx Corporation                          -10.2%
  10.     The Boeing Company                          -8.9%

(A)Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

(B)Securities held for the entire period.

PORTFOLIO CHANGES

   Securities added since October 31, 2000
---------------------------------------------
ACE Limited
Agere Systems Inc.
Agilent Technologies, Inc.
Albertson's, Inc.
Applera Corporation - Applied Biosystems
  Group
Berkshire Hathaway Inc. - Class B
Cabletron Systems, Inc.
Caterpillar Inc.
CNOOC Limited - ADR
Constellation Energy Group
Corning Incorporated
Dell Computer Corporation
First Union Corporation
ICN Pharmaceuticals, Inc.
KPMG Consulting Inc.
Lucent Technologies Inc.
Micron Technology, Inc.
Motorola, Inc.
Newell Rubbermaid Inc.
Orion Power Holdings, Inc.
PacifiCare Health Systems, Inc.
PG&E Corporation
Reinsurance Group of America, Incorporated
Sprint Corporation
The Goldman Sachs Group, Inc.
The PMI Group, Inc.
The Williams Companies, Inc.
UnumProvident Corporation
Williams Communications Group, Inc.

   Securities sold since October 31, 2000
---------------------------------------------
Abercrombie & Fitch Co.
Ambac Financial Group, Inc.
CMS Energy Corporation
Cooper Industries, Inc.
Countrywide Credit Industries, Inc.
Crown Cork & Seal Company, Inc.
CSX Corporation
Edison International
Engelhard Corporation
Exelon Corporation
FleetBoston Financial Corporation
Georgia-Pacific Group
Humana Inc.
International Paper Company
Litton Industries, Inc.
MCN Energy Group Inc.
Niagara Mohawk Holdings, Inc.
Phelps Dodge Corporation
Reuters Group PLC - ADR
Smurfit-Stone Container Corporation
Stillwater Mining Company
Sunoco, Inc.
Synopsys Inc.
Texaco Inc.
Unocal Corporation
USA Education Inc.
WebMD Corporation
Whirlpool Corporation

Statement of Net Assets
Legg Mason Classic Valuation Fund
April 30, 2001 (Unaudited)
(Amounts in Thousands)

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 98.2%
Basic Materials -- 6.6%
  Aluminum -- 1.6%
  Alcoa Inc.                                                        18              $   728
                                                                                    -------
  Chemicals -- 2.6%
  Air Products and Chemicals, Inc.                                   7                  279
  E.I. du Pont de Nemours and Company                               10                  452
  Lyondell Chemical Company                                         32                  497
                                                                                    -------
                                                                                      1,228
                                                                                    -------
  Chemicals (Diversified) -- 1.0%
  The Dow Chemical Company                                          14                  472
                                                                                    -------
  Containers and Packaging (Paper) -- 1.4%
  Sappi Limited - Sponsored ADR                                     72                  673
                                                                                    -------
Capital Goods -- 6.4%
  Aerospace/Defense -- 3.8%
  Northrop Grumman Corporation                                      14                1,237
  The Boeing Company                                                 9                  556
                                                                                    -------
                                                                                      1,793
                                                                                    -------
  Electrical Equipment -- 0.6%
  Koninklijke (Royal) Philips Electronics N.V.                       9                  277
                                                                                    -------
  Machinery (Diversified) -- 2.0%
  Caterpillar Inc.                                                  10                  522
  Deere & Company                                                   10                  415
                                                                                    -------
                                                                                        937
                                                                                    -------
Communications Services -- 6.8%
  Telecommunications (Long Distance) -- 5.4%
  BCE Inc.                                                          12                  297
  Sprint Corporation                                                34                  729
  Williams Communications Group, Inc.                               23                  102(A)
  WorldCom, Inc.                                                    78                1,429(A)
                                                                                    -------
                                                                                      2,557
                                                                                    -------
  Telephone -- 1.4%
  Verizon Communications                                            12                  683
                                                                                    -------

Legg Mason Classic Valuation Fund

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Consumer Cyclicals -- 6.1%
  Auto Parts and Equipment -- 0.9%
  Genuine Parts Company                                             15              $   405
                                                                                    -------
  Lodging/Hotels -- 2.6%
  Carnival Corporation                                              47                1,246
                                                                                    -------
  Retail (Department Stores) -- 1.0%
  Federated Department Stores, Inc.                                 11                  473(A)
                                                                                    -------
  Retail (Specialty-Apparel) -- 1.1%
  Coach, Inc.                                                       16                  510(A)
                                                                                    -------
  Services (Commercial and Consumer) -- 0.5%
  Service Corporation International                                 51                  238(A)
                                                                                    -------
Consumer Staples -- 3.6%
  Food -- 0.7%
  Sara Lee Corporation                                              16                  327
                                                                                    -------
  Housewares -- 1.6%
  Newell Rubbermaid Inc.                                            28                  768
                                                                                    -------
  Retail (Food Chains) -- 1.3%
  Albertson's, Inc.                                                 18                  605
                                                                                    -------
Energy -- 17.6%
  Oil (Domestic Integrated) -- 3.6%
  Conoco Inc. -- Class B                                            20                  608
  USX-Marathon Group                                                34                1,090
                                                                                    -------
                                                                                      1,698
                                                                                    -------
  Oil (International Integrated) -- 4.1%
  BP Amoco Plc -- ADR                                               13                  719
  Chevron Corporation                                               12                1,188
                                                                                    -------
                                                                                      1,907
                                                                                    -------
  Oil and Gas (Drilling and Equipment) -- 4.6%
  Tidewater Inc.                                                    29                1,359
  Transocean Sedco Forex Inc.                                       15                  825
                                                                                    -------
                                                                                      2,184
                                                                                    -------

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Energy -- Continued
  Oil and Gas (Exploration and Production) -- 3.4%
  Anadarko Petroleum Corporation                                    12              $   776
  Burlington Resources Inc.                                         10                  491
  CNOOC Limited - ADR                                               18                  345(A)
                                                                                    -------
                                                                                      1,612
                                                                                    -------
  Oil and Gas (Refining and Marketing) -- 1.9%
  Tosco Corporation                                                 20                  898
                                                                                    -------
Financials -- 20.2%
  Banks (Major Regional) -- 0.9%
  U.S. Bancorp                                                      20                  419
                                                                                    -------
  Banks (Money Center) -- 4.2%
  Bank of America Corporation                                       17                  952
  First Union Corporation                                           35                1,049
                                                                                    -------
                                                                                      2,001
                                                                                    -------
  Consumer Finance -- 1.4%
  The PMI Group, Inc.                                               11                  695
                                                                                    -------
  Financial (Diversified) -- 4.4%
  ACE Limited                                                       16                  553
  J.P. Morgan Chase & Co.                                           22                1,069
  XL Capital Ltd.                                                    6                  425
                                                                                    -------
                                                                                      2,047
                                                                                    -------
  Insurance (Life/Health) -- 3.8%
  MetLife, Inc.                                                     12                  348
  Nationwide Financial Services, Inc.                               11                  450
  Reinsurance Group of America, Incorporated                         6                  216
  UnumProvident Corporation                                         26                  772
                                                                                    -------
                                                                                      1,786
                                                                                    -------
  Insurance (Property/Casualty) -- 3.6%
  Berkshire Hathaway Inc. - Class B                                  1                1,024(A)
  Everest Reinsurance Group Limited                                  2                  134
  RenaissanceRe Holdings Ltd.                                        8                  537
                                                                                    -------
                                                                                      1,695
                                                                                    -------
  Investment Banking/Brokerage -- 0.6%
  The Goldman Sachs Group, Inc.                                      3                  273
                                                                                    -------
  Savings and Loan Companies -- 1.3%
  Washington Mutual, Inc.                                           13                  644
                                                                                    -------

Legg Mason Classic Valuation Fund

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Health Care -- 5.1%
  Health Care (Drugs/Major Pharmaceuticals) -- 2.9%
  ICN Pharmaceuticals, Inc.                                         17              $   430
  Novartis AG -- ADR                                                24                  940
                                                                                    -------
                                                                                      1,370
                                                                                    -------
  Health Care (Managed Care) -- 0.9%
  PacifiCare Health Systems, Inc.                                   12                  435(A)
                                                                                    -------
  Health Care (Specialized Services) -- 1.3%
  Quintiles Transnational Corporation                               30                  613(A)
                                                                                    -------
Technology -- 18.0%
  Communications Equipment -- 3.1%
  Corning Incorporated                                              36                  793
  ECI Telecom Limited                                                9                   63
  Lucent Technologies Inc.                                          40                  400
  Motorola, Inc.                                                    14                  218
                                                                                    -------
                                                                                      1,474
                                                                                    -------
  Computers (Hardware) -- 1.4%
  Dell Computer Corporation                                         10                  250(A)
  Electronics for Imaging, Inc.                                     14                  389(A)
                                                                                    -------
                                                                                        639
                                                                                    -------
  Computers (Networking) -- 2.1%
  3Com Corporation                                                  46                  300(A)
  Cabletron Systems, Inc.                                           45                  702(A)
                                                                                    -------
                                                                                      1,002
                                                                                    -------
  Computers (Software/Services) -- 3.6%
  Computer Associates International, Inc.                           22                  708
  KPMG Consulting Inc.                                              12                  184(A)
  Symantec Corporation                                              12                  778(A)
                                                                                    -------
                                                                                      1,670
                                                                                    -------
  Electronics -- 1.0%
  Applera Corporation - Applied Biosystems Group                    14                  449
                                                                                    -------
  Electronics (Defense) -- 2.2%
  Raytheon Company - Class B                                        36                1,060
                                                                                    -------
  Electronics (Instrumentation) -- 1.0%
  Agilent Technologies, Inc.                                        12                  468(A)
                                                                                    -------

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Technology -- Continued
  Electronics (Semiconductors) -- 1.5%
  Agere Systems Inc.                                                36              $   254(A)
  Micron Technology, Inc.                                           10                  454(A)
                                                                                    -------
                                                                                        708
                                                                                    -------
  Services (Computer Systems) -- 2.1%
  Sabre Holdings Corporation                                        20                  992(A)
                                                                                    -------
Transportation -- 1.0%
  Air Freight -- 1.0%
  FedEx Corporation                                                 11                  463(A)
                                                                                    -------
Utilities -- 6.8%
  Electric Companies -- 3.8%
  Constellation Energy Group                                        15                  726
  Orion Power Holdings, Inc.                                         9                  290(A)
  PG&E Corporation                                                  89                  798
                                                                                    -------
                                                                                      1,814
                                                                                    -------
  Natural Gas -- 3.0%
  Kinder Morgan, Inc.                                                4                  240
  The Williams Companies, Inc.                                      28                1,164
                                                                                    -------
                                                                                      1,404
                                                                                    -------
Total Common Stock and Equity Interests (Identified
  Cost -- $42,619)                                                                   46,340
-------------------------------------------------------------------------------------------
Repurchase Agreements -- 4.2%
J.P. Morgan Chase & Co.
  4.63%, dated 4/30/01, to be purchased at $1,985 on 5/1/01
  (Collateral: $1,980 Fannie Mae mortgage-backed securities,
  6.625%, due 4/15/02, value $2,026)                            $1,985                1,985
                                                                                    -------
Total Repurchase Agreements (Identified Cost -- $1,985)                               1,985
-------------------------------------------------------------------------------------------
Total Investments -- 102.4% (Identified Cost -- $44,604)                             48,325
Other Assets Less Liabilities -- (2.4)%                                              (1,115)
                                                                                    -------
NET ASSETS -- 100.0%                                                                $47,210
                                                                                    =======

Legg Mason Classic Valuation Fund


-------------------------------------------------------------------------------------------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to
  3,724 Primary Class shares outstanding                                            $42,631
Accumulated net investment income/(loss)                                                (65)
Accumulated net realized gain/(loss) on investments and
  currency transactions                                                                 923
Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                                                       3,721
                                                                                    -------
NET ASSETS -- 100.0%                                                                $47,210
                                                                                    =======
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                      $12.68
                                                                                    =======
-------------------------------------------------------------------------------------------

(A)Non-income producing.

See notes to financial statements.

Statement of Operations
Legg Mason Classic Valuation Fund
For the Six Months Ended April 30, 2001 (Unaudited)
(Amounts in Thousands)

--------------------------------------------------------------------------------------------
Investment Income:

Dividends(A)                                                   $  240
Interest                                                           46
                                                               ------
      Total income                                                                   $  286
                                                                                     ------

Expenses:

Management fee                                                    120
Distribution and service fees                                     160
Audit and legal fees                                               25
Custodian fee                                                      34
Directors' fees                                                     5
Registration expense                                               16
Reports to shareholders                                            13
Transfer agent and shareholder servicing expense                    9
Other expenses                                                      3
                                                               ------
                                                                  385
      Less fees waived                                            (64)
                                                               ------
      Total expenses, net of waivers                                                    321
                                                                                     ------
NET INVESTMENT INCOME/(LOSS)                                                            (35)
                                                                                     ------

Net Realized and Unrealized Gain/(Loss) on Investments:

Realized gain/(loss) on investments and foreign currency
  transactions                                                    953
Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations                 2,694
                                                               ------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                                3,647
--------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                       $3,612
--------------------------------------------------------------------------------------------

(A)Net of foreign taxes withheld of $3.

See notes to financial statements.

Statement of Changes in Net Assets
Legg Mason Classic Valuation Fund
(Amounts in Thousands)


                                                             Six Months        Period
                                                               Ended            Ended
                                                              4/30/01          10/31/00(A)
---------------------------------------------------------------------------------------
                                                             (Unaudited)
Change in Net Assets:

Net investment income/(loss)                                   $   (35)         $   10

Net realized gain/(loss) on investments and foreign currency
  transactions                                                     953             (30)

Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations                  2,694           1,027
---------------------------------------------------------------------------------------
Change in net assets resulting from operations                   3,612           1,007

Distributions to shareholders from net investment income           (40)             --

Change in net assets from Fund share transactions               34,069           8,512
---------------------------------------------------------------------------------------
Change in net assets                                            37,641           9,519

Net Assets:

Beginning of period                                              9,569              50
---------------------------------------------------------------------------------------
End of period                                                  $47,210          $9,569
---------------------------------------------------------------------------------------
Undistributed net investment income/(loss)                     $   (65)         $   10
---------------------------------------------------------------------------------------

(A)For the period November 8, 1999 (commencement of operations) to October 31, 2000.

See notes to financial statements.

Financial Highlights

     Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                 Investment Operations                          Distributions
                                        ----------------------------------------   ----------------------------------------
                                                                                                   From
                            Net Asset      Net        Net Realized      Total         From          Net
                             Value,     Investment   and Unrealized      From         Net        Realized
                            Beginning    Income/     Gain/(Loss) on   Investment   Investment     Gain on         Total
                            of Period     (Loss)      Investments     Operations     Income     Investments   Distributions
---------------------------------------------------------------------------------------------------------------------------

Classic Valuation Fund
Six Months Ended
 Apr. 30, 2001*              $11.59        N.M.(A)       $1.12          $1.12        $(.03)        $  --          $(.03)
Period Ended
 Oct. 31, 2000(D)             10.00        $.01(A)        1.58           1.59           --            --             --
---------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                        -----------------------------------------------------------------
                                                                   Net
                            Net Asset                          Investment                   Net Assets,
                             Value,               Expenses    Income/(Loss)   Portfolio       End of
                             End of     Total    to Average    to Average     Turnover        Period
                             Period     Return   Net Assets    Net Assets       Rate      (in thousands)
--------------------------  -----------------------------------------------------------------------------
Classic Valuation Fund
Six Months Ended
 Apr. 30, 2001*              $12.68      9.67%(B)   2.00%(A,C)    (.22)%(A,C)  79.05%(C)      $47,210
Period Ended
 Oct. 31, 2000(D)             11.59     15.90%(B)   2.00%(A,C)      .22%(A,C)  73.02%(C)        9,569
--------------------------

(A)Net of fees waived pursuant to a contractual expense limitation of 2.00% of average daily net assets until February 28, 2002. If no fees had been waived by the adviser, the annualized ratio of expenses to average net assets for the six months ended April 30, 2001, would have been 2.40%; and for the period ended October 31, 2000, 5.98%.

(B)Not annualized.

(C)Annualized.

(D)For the period November 8, 1999 (commencement of operations) to October 31, 2000.

*Unaudited.

N.M. -- Not meaningful.

See notes to financial statements.

Notes to Financial Statements
Legg Mason Classic Valuation Fund

(Amounts in Thousands) (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

     The Legg Mason Light Street Trust, Inc. ("Corporation"), consisting of the Classic Valuation Fund ("Classic Valuation" or "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

     The Fund consists of two classes of shares: Primary Class, offered since November 8, 1999, and Institutional Class. The Institutional Class has not commenced operations.

Security Valuation

     Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Foreign Currency Translation

     Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Investment Income and Distributions to Shareholders

     Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States; accordingly, reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. There will be no impact on the Fund as a result of adopting this accounting principle.

--------------------------------------------------------------------------------

Security Transactions

     Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At April 30, 2001, receivables for securities sold and payables for securities purchased for the Fund were as follows:

Receivable for        Payable for
Securities Sold   Securities Purchased
--------------------------------------

      $--                $1,363


Federal Income Taxes

     No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

Use of Estimates

     Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

     For the six months ended April 30, 2001, investment transactions (excluding short-term investments) were as follows:

            Proceeds From
Purchases       Sales
-------------------------
 $45,867       $12,398

     At April 30, 2001, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for the Fund were as follows:

                                         Net Appreciation/
  Cost     Appreciation   Depreciation    (Depreciation)
----------------------------------------------------------
$44,604       $5,191        $(1,470)          $3,721

     At April 30, 2001, the Fund had a capital loss carryforward for federal income tax purposes of $27, which will expire in 2008.

3. Repurchase Agreements:

     All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

--------------------------------------------------------------------------------

4. Transactions With Affiliates:

     The Fund has an investment management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). For its services to the Fund, LMFA receives a management fee, calculated daily and payable monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. Under the terms of the agreement, LMFA has agreed to waive its fees to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed 2.00% of average daily net assets through February 28, 2002. The Fund has agreed to pay LMFA for waived fees and reimbursed expenses, provided that payment does not cause the annual operating expenses to exceed 2.00% of its average net assets and the payment is made within three years after the year in which LMFA earned the fee or incurred the expense.

     As of April 30, 2001, $95 was payable to LMFA and $133 (including organization costs) is subject to reimbursement by the Fund to LMFA.

     Brandywine Asset Management, Inc. ("Brandywine") serves as investment adviser to the Fund and is responsible for the actual investment activity of the Fund. LMFA (not the Fund) pays Brandywine a fee, computed and payable monthly, at an annual rate of 60% of the fee it receives from the Fund. Fees paid to Brandywine are net of any waivers.

     Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor for the Fund. Legg Mason receives an annual distribution fee and an annual service fee based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                             Six Months Ended
                              April 30, 2001           At April 30, 2001
                         ------------------------   ------------------------
Distribution   Service   Distribution and Service   Distribution and Service
    Fee          Fee           Fees Waived                Fees Payable
----------------------------------------------------------------------------

   0.75%        0.25%              $--                        $36

     No brokerage commissions were paid by the Fund to Legg Mason or its affiliates during the six months ended April 30, 2001.

     Legg Mason also has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason $2 for the six months ended April 30, 2001.

     LMFA, Brandywine and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. Line of Credit:

     The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the six months ended April 30, 2001, the Fund had no borrowings under the Credit Agreement.

--------------------------------------------------------------------------------

6. Fund Share Transactions:

     At April 30, 2001, there were 200,000 shares authorized at $.001 par value for the Primary Class of the Fund. Share transactions were as follows:

                                                       Reinvestment
                                        Sold         of Distributions      Repurchased         Net Change
                                  ----------------   -----------------   ----------------   ----------------
                                  Shares   Amount    Shares    Amount    Shares   Amount    Shares   Amount
------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 2001   3,302    $39,069      4        $40      (407)   $(5,040)  2,899    $34,069
Period Ended October 31, 2000(A)    939      9,716     --         --      (119)   (1,204)     820      8,512

---------------

(A)For the period November 8, 1999 (commencement of operations) to October 31, 2000.